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WARBURG PINCUS EUROPEAN EQUITY FUND
            COMMON CLASS
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Supplement to Prospectus
Dated December 3, 1998

     Counsellors Securities Inc., the fund's distributor, will solicit orders to purchase fund shares during an initial offering period from January 4 until the close of the New York Stock Exchange (usually 4 p.m., Eastern Time) on January 28, 1999 (offering period). The purchase price will be the fund's initial net asset value of $10.00 per share, and payments for orders received during the offering period will be accepted by the fund at the end of the offering period on January 28, 1999. Until that time, payments will be held uninvested by the fund's transfer agent.

     Charles Schwab & Co., Inc. (Schwab) will also solicit orders for fund shares during the offering period pursuant to a selected dealer agreement with Counsellors Securities. Payment for fund shares ordered through Schwab will be deducted from a Schwab customer's brokerage account at the end of the offering period on January 28, 1999. For these services, Counsellors Securities will pay Schwab a fee equal to the greater of one hundred thousand dollars or up to half of one percent of the total dollar amount of fund shares sold through Schwab during the offering period. All fees paid to Schwab under these arrangements will be paid by Counsellors Securities and will have no effect on the fund's fees or expenses.

     Shares of the fund will not be available to the public prior to the fund's commencement of investment operations except through this subscription offer. As further described in the Prospectus, after the offering period Schwab will receive a fee for recordkeeping and shareholder servicing of fund shares purchased through Schwab.

Dated:  December 24, 1998
        WPEEQ-16-1298